EXHIBIT 15

November 1, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 1, 2005 on our review of consolidated interim financial information of FirstEnergy Corp. (the “Company”) as of September 30, 2005 and for the three-month and nine-month periods ended September 30, 2005 and 2004, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8 (Nos. 333-48651, 333-56094, 333-58279, 333-67798, 333-72764, 333-72766, 333-72768, 333-75985, 333-81183, 333-89356, 333-101472 and 333-110662).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 1, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 1, 2005 on our review of consolidated interim financial information of Ohio Edison Company (the “Company”) as of September 30, 2005 and for the three-month and nine-month periods ended September 30, 2005 and 2004, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 1, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 1, 2005 on our review of consolidated interim financial information of Pennsylvania Power Company (the “Company”) as of September 30, 2005 and for the three-month and nine-month periods ended September 30, 2005 and 2004, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 1, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 1, 2005 on our review of consolidated interim financial information of Pennsylvania Electric Company (the “Company”) as of September 30, 2005 and for the three-month and nine-month periods ended September 30, 2005 and 2004, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,

PricewaterhouseCoopers LLP